Kemper
Global/International
Funds

SUPPLEMENT TO PROSPECTUS
DATED DECEMBER 31, 1997

Kemper Global Blue Chip Fund
Kemper International Growth and Income Fund
Kemper Emerging Markets Income Fund
Kemper Emerging Markets Growth Fund
Kemper Latin America Fund

Shares of the Kemper Emerging Markets Growth Fund are not currently offered.


December 31, 1997